1a

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

\

Larimar Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION DATED APRIL 10, 2026

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Larimar Therapeutics, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about April , 2026.

Three Bala Plaza East, Suite 506

Bala Cynwyd, PA 19004

2026 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 19, 2026

April , 2026

Dear Stockholders:

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Larimar Therapeutics, Inc. (the “Annual Meeting”), which will be held at 8:00 a.m., Eastern Time, on Tuesday, May 19, 2026. The Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to Larimar Therapeutics, Inc. (the “Company”) and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at: meetnow.global/MWXPCMG.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice”) and 2026 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, the Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our Chief Financial Officer and Secretary, Michael Celano, at 484-414-2715.

Thank you for your continued confidence in our Company. We look forward to your participation at the meeting.

Sincerely,

Joseph Truitt	Carole S. Ben-Maimon, M.D.

Chairperson of the Board	Director, President and Chief Executive Officer

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING MAILED ON OR ABOUT APRIL , 2026.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 19, 2026

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of Larimar Therapeutics, Inc. (the “Annual Meeting”) will be held as a virtual meeting on Tuesday, May 19, 2026, at 8:00 a.m. Eastern Time. We are holding the meeting for the purpose of considering and acting upon the:

1.
election of the three director nominees set forth in the attached 2026 Annual Meeting Proxy Statement (the “Proxy Statement”) to serve as Class III directors, whose terms will expire at the 2029 Annual Meeting of Stockholders;
2.
approval, on an advisory basis, of the compensation of our named executive officers;
3.
approval, on an advisory basis, of the preferred frequency of future advisory votes on the compensation of our named executive officers;
4.
ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the 2026 fiscal year;
5.
approval of an amendment to our Ninth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 115,000,000 to 215,000,000;
6.
approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal 5; and
7.
any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2026 Annual Meeting of Stockholders (the “Notice”).

MEETING INFORMATION

Date:	Tuesday, May 19, 2026

Time:	8:00 a.m.

Website Address:

The meeting can be accessed by visiting meetnow.global/MWXPCMG where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Record Date:	Wednesday, March 25, 2026

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating, and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

Thank you for your ongoing support of and interest in Larimar Therapeutics, Inc.

By Order of the Board of Directors,

Michael Celano
Chief Financial Officer and Secretary
April , 2026

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being mailed to our stockholders on or about April , 2026. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available to beneficial holders of our common stock at http://www.edocumentview.com/LRMR and to record holders of our common stock at http://www.envisionreports.com/LRMR.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). This summary does not contain all of the information you should consider, and we encourage you to read this Proxy Statement and the 2025 Annual Report carefully before voting.

2026 Annual Meeting of Stockholders

TIME AND DATE	RECORD DATE	WEBSITE ADDRESS
8:00 a.m., Eastern Time, on Tuesday, May 19, 2026	March 25, 2026

The meeting can be accessed by visiting meetnow.global/MWXPCMG, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters

VOTING MATTERS	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION

PROPOSAL 1: Election of Class III Directors for a Three-Year Term Expiring at the 2029 Annual Meeting of Stockholders Frank Thomas Carole S. Ben-Maimon, M.D. Joseph Truitt	Page 41	✓ FOR Our Nominees

PROPOSAL 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	Page 42	✓ FOR

PROPOSAL 3: Approval, on an Advisory Basis, of the Preferred Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers	Page 43	✓ FOR One Year

PROPOSAL 4: Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2026 Fiscal Year	Page 44	✓ FOR

PROPOSAL 5: Approval of an Amendment to our Ninth Amended and Restated Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of our Common Stock from 115,000,000 to 215,000,000

	Page 45	✓ FOR

PROPOSAL 6: Approval of an Adjournment of the Annual Meeting to the Extent There are Insufficient Votes at the Annual Meeting to Approve Proposal 5	Page 46	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Frank Thomas, Carole S. Ben-Maimon, M.D. and Joseph Truitt as Class III directors, each to serve for a three-year term expiring at our 2029 Annual Meeting of Stockholders. The number of members of our Board of Directors (the “Board”) is currently set at six members and is divided into three classes, each of which has a three-year term. Class I consists of two directors, Class II consists of one director and Class III consists of three directors.

The term of office of our Class III directors expires at the Annual Meeting. We are nominating Frank Thomas, Carole S. Ben-Maimon, M.D. and Joseph Truitt for at the Annual Meeting to serve until the 2029 Annual Meeting of Stockholders and until their successors, if any, are duly elected and qualified or appointed, or until their earlier death, resignation or removal. Directors are elected

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	i

by a plurality of the votes cast by our stockholders at the Annual Meeting. The nominees receiving the highest number of FOR votes (among votes properly cast online during the Annual Meeting or by proxy) will be elected. If no contrary indication is made, shares

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	ii

SUMMARY INFORMATION (continued)

represented by executed proxies will be voted FOR the election of Mr. Thomas, Dr. Ben-Maimon and Mr. Truitt. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

					COMMITTEE MEMBERSHIPS
NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	AC	CC	NCGC
Frank Thomas	56	2014	President and Chief Operating Officer of Orchard Therapeutics plc	Yes	C	M
Carole S. Ben-Maimon, M.D.	67	2020	President and Chief Executive Officer of Larimar Therapeutics, Inc.	No
Joseph Truitt	61	2020	Chief Executive Officer of iECURE, Inc.	Yes	M	C

AC = Audit Committee	M = Member
CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	iii

SUMMARY INFORMATION (continued)

CORPORATE GOVERNANCE HIGHLIGHTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

GOVERNANCE ITEMS

Size of Board (set by the Board)	6

Number of Independent Directors	5

Independent Chairperson of the Board	Yes

Board Self-Evaluation	Annual

Review of Independence of Board	Annual

Independent Directors Meet Without Management Present	Yes

Voting Standard for Election of Directors in Uncontested Elections	Plurality

RECENT CORPORATE HIGHLIGHTS

•
In June 2025, we announced FDA safety database recommendations and refined timeline for Biologics License Application ("BLA") submission to allow for the inclusion of the recommended safety data from adults and children with Friedreich’s Ataxia ("FA"). This comes following written responses from the FDA based on discussions under the START pilot program.
•
In July 2025, we announced the publication of two peer-reviewed articles highlighting nonclinical data on the therapeutic potential, pharmacology, and mechanism of action of FXN protein replacement therapy designed to address the underlying cause of FA. These data were included in the briefing package reviewed by the FDA in support of potentially using skin FXN concentrations as a reasonably likely surrogate endpoint for our registrational program seeking accelerated approval for nomlabofusp.
•
In July 2025, we closed an underwritten public offering of the sale of 21,562,500 shares of our common stock for net proceeds of approximately $65.0 million.
•
In September 2025, we announced positive 25 mg and 50 mg data from our ongoing long-term open label ("OL") study evaluating daily subcutaneous injections of nomlabofusp self-administered or administered by a caregiver in participants with FA. Trends towards improvement were observed in modified Friedreich Ataxia Rating Scale (mFARS), FARS-Activities of Daily Living (ADL), 9 Hole Peg Test (9-HPT), and Modified Fatigue Impact Scale (MFIS) at 1 year relative to baseline.
•
In February 2026, we announced the FDA granted Breakthrough Therapy Designation to nomlabofusp for the treatment of adults and children with FA.
•
In February 2026, after a recent START pilot program meeting with the FDA, we announced continued alignment with the FDA to consider the use of skin FXN as a novel surrogate endpoint reasonably likely to predict clinical benefit to support a planned BLA submission seeking accelerated approval. There was also agreement on the relevant clinical outcomes with consistent directional improvement in all four clinical outcomes assessed and the type of analyses required to support the exposure response relationships for the nomlabofusp program. The FDA stated that the adequacy of the safety database will be a matter of review at the time of BLA submission.
•
In February 2026, we closed an underwritten public offering of the sale of 23,000,000 shares of our common stock for net proceeds of approximately $107.6 million.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	iv

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	v

TABLE OF CONTENTS (continued)

EQUITY COMPENSATION PLAN INFORMATION	37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38

ITEMS TO BE VOTED ON	41
PROPOSAL 1: ELECTION OF CLASS III DIRECTORS FOR THREE-YEAR TERMS EXPIRING AT THE 2029 ANNUAL MEETING OF STOCKHOLDERS	41
PROPOSAL 2: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	42
PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	43
PROPOSAL 4: RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR	44
PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR NINTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 115,000,000 TO 215,000,000	45
PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE PROPOSAL 5	47

OTHER INFORMATION	48
OTHER MATTERS	48
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	48
STOCKHOLDER COMMUNICATIONS TO THE BOARD	48
HOUSEHOLDING	49
AVAILABILITY OF MATERIALS	49
APPENDIX A	A-1

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	vi

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Larimar Therapeutics, Inc. (the “Company”) in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Tuesday, May 19, 2026, at 8:00 a.m., Eastern Time via the Internet at meetnow.global/MWXPCMG.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	vii

GENERAL INFORMATION ABOUT THE MEETING

Attending the Annual Meeting

The Annual Meeting will be conducted virtually via live webcast, and there will not be a physical meeting location. We have adopted a virtual format for the Annual Meeting to provide a consistent experience to all stockholders regardless of location. We have designed the Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting, including the ability to vote.

To participate in the virtual meeting, visit meetnow.global/MWXPCMG. You will need to enter the 16-digit control number included on your Notice or on your proxy card. The meeting will begin promptly at 8:00 a.m., Eastern Time on Tuesday, May 19, 2026. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong WiFi connection wherever you intend to participate in the meeting. You should also give yourself plenty of time to log in prior to the start of the meeting.

Proxy Solicitation

Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are first being mailed to our stockholders on or about April , 2026. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement and our 2025 Annual Report are available to beneficial holders of our common stock at http://www.edocumentview.com/LRMR and to record holders of our common stock at http://www.envisionreports.com/LRMR.

Stockholders Entitled to Vote

All stockholders of record of our common stock at the close of business on March 25, 2026 (the “Record Date”) are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, 103,882,937 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

Voting Methods

You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.envisionreports.com/LRMR	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-8683	You can vote at the meeting at meetnow.global/MWXPCMG

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	1

GENERAL INFORMATION ABOUT THE MEETING (continued)

How Your Shares Will Be Voted

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on May 18, 2026.
•
Sign a new proxy card and submit it by mail, which must be received no later than May 18, 2026. Only your latest dated proxy card will be counted.
•
Give our Secretary written notice before or during the meeting that you want to revoke your proxy.
•
Virtually attend the Annual Meeting at meetnow.global/MWXPCMG. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), and you wish to vote at the Annual Meeting, you should follow the instructions provided by your broker, bank or other holder of record in order to obtain a proxy form from the institution that holds your shares.

Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on May 18, 2026. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting.

Broker Voting and Votes Required for Each Proposal

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

VOTING MATTERS	VOTES REQUIRED	TREATMENT OF VOTES WITHHELD, ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING

PROPOSAL 1: Election of Class III Directors for a Three-Year Term Expiring at the 2029 Annual Meeting of Stockholders	Plurality of the votes cast	Votes withheld and broker non-votes will not be taken into account in determining the outcome of the proposal	No

PROPOSAL 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

PROPOSAL 3: Approval, on an Advisory Basis, of the Preferred Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	2

GENERAL INFORMATION ABOUT THE MEETING (continued)

PROPOSAL 4: Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2026 Fiscal Year	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

PROPOSAL 5: Approval of an Amendment to our Ninth Amended and Restated Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of our Common Stock from 115,000,000 to 215,000,000

	Majority of the outstanding shares of common stock entitled to vote	Abstentions and broker non-votes will have the effect of a vote against the proposal	Yes

PROPOSAL 6: Approval of an Adjournment of the Annual Meeting to the Extent There are Insufficient Votes at the Annual Meeting to Approve Proposal 5	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

Quorum

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Annual Meeting or represented by proxy or the presiding officer of the meeting may adjourn the Annual Meeting to another date.

Proxy Solicitation Costs

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	3

BOARD OF DIRECTORS

Our Board has nominated Frank Thomas, Carole S. Ben-Maimon, M.D. and Joseph Truitt for re-election as Class III directors at our Annual Meeting to hold office until our 2029 Annual Meeting of Stockholders.

Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board is divided into three classes, with each class holding office for a three-year term. Frank Thomas, Carole S. Ben-Maimon, M.D. and Joseph Truitt, the current Class III directors, have been nominated by our Board for re-election at the Annual Meeting for three-year terms that will expire at our 2029 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who can apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at six members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.

CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee considers certain criteria in identifying director nominees. Important general criteria and considerations for Board membership include:

GENERAL CRITERIA

•
Ability to contribute to the Board’s range of talent, skill, and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:
o
Experience at senior levels in public companies;
o
Financial expertise;
o
Experience in leadership roles in clinical and commercial-stage companies in the biotechnology or healthcare fields;
•
Personal integrity and ethical character, commitment and independence of thought and judgment;
•
Capability to fairly and equally act in the best interest of our stockholders;
•
Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company and our stockholders;
•
Ability to contribute to the diversity of personal and professional experiences, skills, knowledge, opinions, perspectives, and backgrounds on the Board;
•
Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and
•
Lack of actual and potential conflicts of interest.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	4

BOARD OF DIRECTORS (continued)

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience, skills and overall service to the Company, including level of participation and quality of performance, of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas: finance, executive management, the formation and development of start-up companies in the life sciences industry, public company governance and management and biopharmaceutical product development/commercialization.

In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee considers the size of the Board and the skills of the candidates. The Nominating and Corporate Governance Committee reviews the professional experience and qualifications of each Board member and candidate to determine whether a particular Board member or candidate possesses the necessary skills and/or other attributes to qualify him or her for service on a particular committee. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. While the Company does not have a formal policy on Board diversity, the Company seeks to maintain a Board comprised of talented and dedicated directors whose skills and backgrounds reflect the diverse nature of the business environment in which the Company operates. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees and accordingly, includes in their evaluation consideration of their ability to contribute to the diversity of personal and professional experiences, skills, knowledge, opinions, perspectives and backgrounds on the Board.

Potential Director Candidates

On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.

BOARD OVERSIGHT OF COMPANY CULTURE AND Environmental, social and governance HIGHLIGHTS

Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that the Company’s culture and its strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics (the “Code of Conduct”) and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of the Company’s business, and is necessary for effective risk management, maintaining investor trust, and successful corporate governance.

We believe corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance (“ESG”) initiatives as long-term value drivers for the Company and our stockholders. Our focus on, and commitment to ESG initiatives, is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks.

The following is a summary of our current ESG policies and practices:

•
Separate Chairperson of the Board and Chief Executive Officer: The offices of Chief Executive Officer (“CEO”) and Chairperson of the Board are separated, which allows our CEO to focus on strategic planning and execution, as well as our day-to-day business operations, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to, and oversight of, management. While our Bylaws do not require the Chairperson of the Board and CEO positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us currently and demonstrates our commitment to good corporate governance.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	5

BOARD OF DIRECTORS (continued)

•
Independent Committees: Each of our committees consist entirely of independent directors.
•
Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.
•
Code of Conduct: All of our directors, officers and employees are subject to the "Code of Business Conduct and Ethics", which is available on our website at www.larimartx.com under “Investors – Corporate Governance.”
•
Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, health and wellness programs, internal advancement, and individualized development opportunities.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

DIRECTOR NOMINEES

CLASS III DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE AT THE 2029 ANNUAL MEETING OF STOCKHOLDERS

FRANK THOMAS
Age: 56 Director Since: 2014	Committee Memberships: Audit (Chair), Compensation	Other Public Directorships: Spero Therapeutics, Inc.

Frank Thomas has served as a member of the Board since June 2014. Mr. Thomas has been the President and Chief Operating Officer of Orchard Therapeutics plc (“Orchard”), a biotechnology company dedicated to using gene therapy to end the devastation caused by genetic and other severe diseases, since March 2020. Mr. Thomas served as Chief Operating Officer and Chief Financial Officer of Orchard from January 2020 to March 2020 and the Chief Financial Officer and Chief Business Officer of Orchard from January 2018 to December 2019. In January 2024, Orchard was acquired by Kyowa Kirin Co., Ltd., a Japan-based global specialty pharmaceutical company. Prior to joining Orchard, Mr. Thomas served as President and Chief Operating Officer of AMAG Pharmaceuticals, Inc. (“AMAG”), a specialty pharmaceutical company, from April 2015 to April 2017, and previously served as AMAG’s Executive Vice President and Chief Operating Officer from May 2012 through April 2015, and as Executive Vice President, Chief Financial Officer and Treasurer from August 2011 through May 2012. Prior to joining AMAG, he served in various executive roles at public and private biotechnology and medical diagnostics companies, including Molecular Biometrics, Inc., a commercial stage medical diagnostics company, Critical Therapeutics, Inc. (“Critical Therapeutics”), a biopharmaceutical company, and Esperion Therapeutics, Inc., a biopharmaceutical company. His roles at these companies ranged at various times from Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. He also served on the board of directors of Critical Therapeutics. Since July 2017, Mr. Thomas has served on the board of directors of Spero Therapeutics, Inc., a publicly traded biopharmaceutical company, and as chairman of its board of directors since January 2025. Mr. Thomas was a member of the board of directors of the Massachusetts Biotechnology Council from 2007 to 2015. Mr. Thomas holds a B.B.A. from the University of Michigan, Ann Arbor.

Skills & Qualifications: Mr. Thomas’ qualifications to sit on the Board include his extensive executive, financial and operational management experience at biopharmaceutical companies, including board of director roles at various biopharmaceutical companies.

CAROLE S. BEN-MAIMON, M.D.
Age: 67 Director Since: 2020	Committee Memberships: None	Other Public Directorships: None

Carole S. Ben-Maimon, M.D. has served as a member of the Board since May 2020. Dr. Ben-Maimon has served as the President and Chief Executive Officer of the Company since May 2020. Dr. Ben-Maimon served as the President, Chief Executive Officer of Chondrial Therapeutics, Inc. (“Chondrial”), with which we completed a business combination with in 2020, and as a member of Chondrial’s board of directors from December 2016 until May 2020. Prior thereto and from 2014 to 2016, she served as an independent consultant at CSGB Consulting, LLC, where she participated in the evaluation of investment opportunities in the brand

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BOARD OF DIRECTORS (continued)

and generic industry on behalf of investment firms. Prior thereto, from September 2011 to November 2014, Dr. Ben-Maimon was the President of Global Pharmaceuticals, a subsidiary of Impax Laboratories (“Impax”), which was responsible for Impax’s generic business. Prior to Global Pharmaceuticals, she served as Senior Vice President, Corporate Strategy at Qualitest Pharmaceuticals, Inc. (“Qualitest”) from July 2009 to July 2010. Prior to her role at Qualitest, she served as Founder, President and Chief Executive Officer and director of Alita Pharmaceuticals, Inc., an early stage, privately held specialty pharmaceutical company, from September 2006 to June 2009. Dr. Ben-Maimon also held executive positions with and served as a member of the board with Barr Pharmaceuticals Inc. (“Barr”) from 2001 to 2006, including as President and Chief Operating Officer of Duramed Research, Inc., a wholly-owned subsidiary of Barr, where she led Barr’s branded female healthcare business and also served as a member of its board of directors. Prior to that, from 1993 to 2001, Dr. Ben-Maimon was at Teva Pharmaceutical Industries in various roles, including being responsible for research and development and public policy in North America from 2000 to 2001. From 2016 to 2022, Dr. Ben-Maimon served as a member of the board of directors and the audit and nominating and corporate governance committees of the board of Teligent, Inc. Dr. Ben-Maimon also serves on the board of directors of a privately-held pharmaceutical company and on the board of a not-for-profit hospital in Philadelphia, Pennsylvania. Dr. Ben-Maimon received her B.S. from the University of Pennsylvania and her M.D. from Jefferson Medical College. She completed clinical and research training in internal medicine and nephrology at Thomas Jefferson University.

JOSEPH TRUITT
Age: 61 Director Since: 2020	Committee Memberships: Audit, Compensation (Chair)	Other Public Directorships: None

Joseph Truitt has served as a member of the Board since May 2020. Mr. Truitt has served as the Chief Executive Officer and a director of iECURE, Inc., a gene editing company, since March 2021 and has served on the board of Code Biotherapeutics, Inc., a gene therapy development company since December 2020. From May 2020 through December 2020, Mr. Truitt served as Chief Executive Officer of BioSpecifics Technologies Corp. (“BioSpecifics”), a biopharmaceutical company that develops collagenase-based therapies, which was acquired by Endo International plc in December 2020. From May 2018 until April 2020, Mr. Truitt served as President, Chief Executive Officer and member of the board of directors of Achillion Pharmaceuticals, Inc. (“Achillion”), a publicly-traded clinical-stage biopharmaceutical company developing small molecule drug therapies for immune system disorders, which was acquired by Alexion Pharmaceuticals, a global biopharmaceutical company, in January 2020. Prior to his appointment to the offices or President and Chief Executive Officer in 2018, Mr. Truitt served in a number of various positions at Achillion, including: Executive Vice President, Chief Operations Officer, from September 2017 until May 2018; Executive Vice President, Chief Commercial Officer, from March 2014 until September 2017; and Senior Vice President, Business Development and Chief Commercial Officer, from January 2009 until March 2014. Before joining Achillion, from July 2006 to December 2008, Mr. Truitt served as Vice President, Business Development and Product Strategy of Lev Pharmaceuticals, Inc. and, from 2000 to 2006, he served as Vice President, Sales and Operations of Johnson & Johnson – OraPharma, Inc. Prior to this, be spent nine years at TAP Pharmaceuticals Inc. in a variety of sales and marketing roles before a two-year role as a consultant at IMS Health. Mr. Truitt received his B.S. in Marketing from LaSalle University and his MBA from St. Joseph’s University in Pharmaceutical Marketing. Mr. Truitt previously was a Captain in the United States Marine Corps.

Skills & Qualifications: Mr. Truitt’s qualifications to sit on the Board include extensive management experience, his prior experience as a public company director and his deep knowledge of the biopharmaceutical business.

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BOARD OF DIRECTORS (continued)

CONTINUING DIRECTORS

CLASS I DIRECTORS — TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Jonathan Leff
Age: 57 Director Since: 2020	Committee Memberships: Compensation, Nominating and Corporate Governance (Chair)	Other Public Directorships: None

Jonathan Leff has served as a member of the Board since May 2020. Mr. Leff served as a member of the Chondrial Board from December 2016 until May 2020. Mr. Leff is a partner at Deerfield Management Company, L.P. and Chairman of the Deerfield Institute. He joined Deerfield in 2013 and focuses on venture capital and structured investments in biotechnology and pharmaceuticals. Prior thereto, Mr. Leff served as Managing Director at Warburg Pincus LLC from 2000 to 2012, where he led the firm’s investment efforts in biotechnology and pharmaceuticals. Mr. Leff also previously served as a member of the Executive Committee of the Board of the National Venture Capital Association (“NVCA”) and led NVCA’s life sciences industry efforts as Chair of NVCA’s Medical Innovation and Competitiveness Coalition. He also served on the Emerging Companies Section Board of the Biotechnology Industry Organization. Mr. Leff is a board member of several not-for-profit organizations, including the Spinal Muscular Atrophy Foundation and the Columbia University Medical Center Board of Advisors. Mr. Leff served on the board of directors of Biomx Inc., a publicly-traded company, from March 2024 to February 2026. Mr. Leff previously served on the boards of several other publicly-traded biotechnology and pharmaceutical companies, including ARS Pharmaceuticals, Inc. from 2018 to 2023, Proteon Therapeutics, Inc. from 2017 to 2019 and Mirum Pharmaceuticals, Inc. from 2018 to 2019. He currently serves on the boards of several private biopharmaceutical companies and has previously served on the boards of other privately held biopharmaceutical companies. Mr. Leff received his A.B. from Harvard University, MBA from the Stanford University Graduate School of Business and M.S. in Biotechnology from Johns Hopkins University.

Skills & Qualifications: Mr. Leff’s qualifications to sit on the Board include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the investment, development and sale of multiple companies in the life sciences sector.

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BOARD OF DIRECTORS (continued)

JEFFREY W. SHERMAN, M.D., FACP
Age: 71 Director Since: 2023	Committee Memberships: Nominating and Corporate Governance	Other Public Directorships: Xeris Biopharma Holdings, Inc.

Jeffrey W. Sherman, M.D., FACP has served as a member of the Board since October 2023. Dr. Sherman served as a consultant at Amgen Inc., a biopharmaceutical company ("Amgen"), from October 2023 through December 2025. From 2009 to October 2023, Dr. Sherman held several positions of increasing responsibility at Horizon Therapeutics Public Limited Company (“Horizon Therapeutics”), a biotechnology company acquired by Amgen in October 2023, most recently serving as the Executive Vice President, Chief Medical Officer. Before joining Horizon Therapeutics, he held positions at pharmaceutical companies such as IDM Pharma, Inc., Takeda Global Research and Development, NeoPharm Inc., G.D. Searle, LLC/Pharmacia Corporation and Bristol-Myers Squibb. Dr. Sherman is a member of a number of professional societies, a board member of the Center for Healthcare Innovation, a former member of the board of advisors of the Center for Information and Study on Clinical Research Participation, a former steering committee member of the U.S. Food & Drug Administration sponsored Clinical Trial Transformation Initiative, a former board chairperson and now inaugural fellow of the Drug Information Association, a former member of the Global Genes Medical and Scientific Advisory Board, and involved with the National Organization for Rare Disorders and the European Organization for Rare Diseases. He has served as an Adjunct Assistant Professor of Medicine at the Northwestern University Feinberg School of Medicine and is a member of the executive committee of the alumni board, an advisory board member of the Stanford University School of Medicine Master of Science in Translational Research and Applied Medicine program, and a diplomat of the National Board of Medical Examiners and the American Board of Internal Medicine. Dr. Sherman currently serves on the board of directors of Xeris Biopharma Holdings, Inc. (“Xeris Biopharma”), a publicly traded biopharmaceutical company, and previously served on the boards of directors of Strongbridge Biopharma plc (“Strongbridge”) from October 2016 until October 2021 and Xeris Pharmaceuticals, Inc. (“Xeris”) from April 2018 until October 2021. Xeris acquired Strongbridge in October 2021 and in connection therewith both Xeris and Strongbridge became wholly owned subsidiaries of Xeris Biopharma. Additionally, Dr. Sherman serves on the board of directors of Sorriso Pharmaceuticals, Inc. Dr. Sherman holds a B.A. in Biology from Lake Forest College and a M.D. from the Chicago Medical School at Rosalind Franklin University of Medicine and Science. He completed an internal medicine internship, residency and chief medical residency at the McGaw Medical Center at Northwestern University Feinberg School of Medicine, an infectious diseases fellowship at the University of California, San Francisco (“UCSF”), and was a research associate at the Howard Hughes Medical Institute at UCSF.

Skills & Qualifications: Dr. Sherman’s qualifications to sit on the Board include his extensive pharmaceutical experience, including experience in regulatory and clinical strategy and therapeutic development for rare diseases.

CLASS II DIRECTOR —  TERM EXPIRING AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS

THOMAS E. HAMILTON
Age: 58 Director Since: 2020	Committee Memberships: Audit, Nominating and Corporate Governance	Other Public Directorships: Annaly Capital Management Inc.

Thomas E. Hamilton has served as a member of the Board since May 2020. Mr. Hamilton served as the Chairman of the board of directors of Chondrial from Chondrial’s founding in 2013 until May 2020. Since 2013, Mr. Hamilton has served as the managing member of Friedreich’s Ataxia Life Sciences, an early stage biotech investment company focused on bridging the gap to cure Friedreich’s ataxia. From 2013 to 2019, Mr. Hamilton served as the president, chief executive officer and owner of Construction Forms, Inc. (“Construction Forms”), an industrial manufacturing company based in Port Washington, Wisconsin. Prior to founding Construction Forms, Mr. Hamilton spent 25 years in several leadership positions in the financial industry. Most recently, Mr. Hamilton served as a Managing Director and Strategic Advisor to the Head of Fixed Income, Currencies and Commodities at Barclays Capital in New York, New York. Prior to Barclays, Mr. Hamilton held various managing director roles at Citigroup, Inc. and Salomon Brothers, Inc., where he began his career. He also serves as a director and executive committee member of the Friedreich’s Ataxia Research Alliance and is the co-founder of his own charitable scientific effort, the CureFA Foundation. Since March 2019, Mr. Hamilton has served as a Director and as a member of the audit committee, risk committee and compensation committee of the board of Annaly Capital Management, Inc., a leading diversified capital manager that invests in and finances residential and commercial assets. Mr. Hamilton holds a B.S. in finance from the University of Dayton.

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BOARD OF DIRECTORS (continued)

Skills & Qualifications: Mr. Hamilton’s qualifications to sit on the Board include his extensive experience in the financial industry and leadership in developing a cure for Friedreich’s ataxia, including leadership roles in organizations focused on the development of a cure for Friedreich’s ataxia.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.

Our governance practices are documented in our Ninth Amended and Restated Certificate of Incorporation, as amended, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board (the “Committees”). Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Business Conduct and Ethics on our website at www.larimartx.com under “Investors — Corporate Governance.”

BOARD INDEPENDENCE

Our Board has determined that each of our current directors, with the exception of Dr. Ben-Maimon, are “independent” directors, as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. In considering the independence of the directors listed above, the Board also considered the association of each non-employee director with the holders of more than 5% of our common stock. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE

Currently, our leadership structure separates the offices of CEO and Chairperson of the Board with Dr. Ben-Maimon serving as our CEO and Mr. Truitt serving as Chairperson of the Board. Separating these positions allows the CEO to focus on day-to-day business, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. The Board recognizes the time, effort and energy that the CEO must devote to her position in the current business environment, as well as the commitment required to serve as Chairperson of the Board, particularly as the Board’s oversight responsibilities continue to grow. The Board believes it is important to retain its flexibility to allocate the responsibilities of the officers of Chairperson of the Board and CEO in any way that is in the best interest of the Company at a given point in time. Our Board believes that the separation of the positions of CEO and Chairperson of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. Although our Bylaws do not require the Chairperson of the Board and CEO positions to be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company currently. The Nominating and Corporate Governance Committee periodically evaluates our Board leadership structure and whether its leadership structure is appropriate to effectively address the specific needs of our business and the long-term interests of our stockholders.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an “independent director” as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.

RISK MANAGEMENT

While the Board has the ultimate oversight responsibility for the risk management process, including monitoring and assessing strategic risk exposure, its Committees oversee risk in certain specified areas. Pursuant to its charter, the Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company, while the Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

EVALUATING BOARD EFFECTIVENESS

The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. It conducts an annual self-evaluation of the Board, which is presented to the Board for discussion. In addition, each Committee conducts an annual self-assessment in a review process similar to that used by the Board.

Nominating and Corporate Governance Commitee meets to discuss annual evaluation process
Nominating and Corporate Governance Committee solicits responses to Board Evaluation Survey and Committees perform self-assesments
Board Evaluation Survey results analyzed by Nominating and Corporate Governance Committee and feedback presented to Board
Nominating and Corporate Governance Committee oversees the implementation of Board Evaluation Survey suggestions and reviews overall effectiveness of annual evaluation process

CODE OF BUSINESS CONDUCT AND ETHICS

We have a written Code of Business Conduct and Ethics (the "Code of Conduct") that applies to our directors, officers and employees, including our principal executive officer ("PEO"), principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. The Code of Conduct and any amendments thereto, or any waivers of its requirements, are disclosed on our website at www.larimartx.com under “Investors – Corporate Governance.”

INSIDER TRADING POLICY

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy filed as an exhibit to our 2025 Annual Report. In addition, with regard to the Company's trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our director orientation and continuing education programs familiarize new directors with the Company’s businesses, strategies, and policies, and assists new directors in developing the skills and knowledge required for their service on the Board. From time to time, management advises, or invites outside experts to attend Board meetings to advise, the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, director education programs.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

CORPORATE GOVERNANCE GUIDELINES

We have a written set of Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval.

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

DIRECTOR	INDEPENDENCE	BOARD	AC	CC	NCGC
Carole S. Ben-Maimon, M.D.	No	M
Thomas E. Hamilton	Yes	M	M		M
Jonathan Leff	Yes	M		M	C
Frank Thomas	Yes	M	C	M
Joseph Truitt	Yes	C	M	C
Jeffrey W. Sherman, M.D., FACP	Yes	M			M

AC = Audit Committee	M = Member
CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee

During 2025, our Board held thirteen meetings, our Audit Committee held five meetings, our Compensation Committee held four meetings and our Nominating and Corporate Governance Committee held three meetings. Each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served during 2025.

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of our directors attended the 2025 Annual Meeting of Stockholders.

Audit Committee

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor, and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

•
selecting a firm to serve as the independent registered accounting firm to audit our consolidated financial statements;
•
ensuring the independence of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•
considering the adequacy of our internal controls and internal audit function;
•
monitoring compliance with the Code of Conduct for financial management;
•
discussing significant existing and emerging cybersecurity risks, material cybersecurity incidents or threats, the impact on the Company of any significant cybersecurity incident or threat and any disclosure obligations arising from such incident or threat, and all back-up of information systems and other measures the Company has implemented to monitor and control such exposures;
•
reviewing material related party transactions or those that require disclosure; and
•
approving or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The members of our Audit Committee are Mr. Thomas (chair), Mr. Hamilton and Mr. Truitt. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that each of Messrs. Thomas and Truitt qualify as an “audit committee financial expert” within the meaning of SEC regulations. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

•
identifying and recommending candidates for membership on our Board;
•
reviewing and recommending our corporate governance guidelines and policies;
•
reviewing proposed waivers of the Code of Conduct for directors and executive officers;
•
overseeing the process of evaluating the performance of our Board; and
•
assisting our Board on corporate governance matters.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Nominating and Corporate Governance Committee believes are qualified to become Board members, as described above in the sections entitled “Board Structure and Composition” and “Criteria for Board Membership.”

The members of our Nominating and Corporate Governance Committee are Mr. Leff (chair), Mr. Hamilton and Dr. Sherman. The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practices and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;
•
reviewing and recommending to our Board the compensation of our directors;
•
administering our stock and equity incentive plans;
•
administering our compensation recovery policy;
•
reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;
•
reviewing our overall compensation philosophy; and
•
reviewing our key human capital management strategies.

Subject to certain limitations, our Compensation Committee has delegated authority to our CEO to grant options or other stock awards to our non-executive officers. Our Compensation Committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee annually reviews the performance of each of the executive officers, including the CEO. It then determines and approves the compensation of each executive officer, other than the CEO, and determines and makes recommendations regarding the CEO’s compensation level to the Board for approval.

Aon’s Human Capital Solutions practice, a division of Aon plc ("Aon"), a widely recognized leader in gathering and analyzing industry compensation trends, serves as our independent compensation consultant for executive compensation. Aon reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our compensation program design and our award values in relation to performance. In addition, Aon serves as our insurance broker for all of our commercial lines of insurance.

The members of our Compensation Committee are Mr. Truitt (Chair), Mr. Leff and Mr. Thomas. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2025 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

STOCKHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

Communicate

Our goal is to communicate with our stockholders through various platforms, including via our website at www.larimartx.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and our Board as a dialogue.

How to Communicate with our Directors	By mail: Secretary, Larimar Therapeutics, Inc. Three Bala Plaza East, Suite 506 Bala Cynwyd, PA 19004

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

Our 2025 non-employee director compensation policy is set forth in the table below.

COMPENSATION ELEMENTS – NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM

Cash Retainers
Annual Cash Retainer	$35,000
Chairperson of the Board of Directors	$30,000
Annual Committee Chair Retainer
Audit	$15,000
Compensation	$10,000
Nominating and Corporate Governance	$7,500
Annual Committee Member Retainer
Audit	$7,500
Compensation	$5,000
Nominating and Corporate Governance	$3,750
Equity Awards
Initial Equity Grant	Option to purchase 38,000 shares of common stock, vesting monthly over a three year period
Annual Equity Grant	Option to purchase 19,000 shares of common stock, vesting upon the earlier of the first anniversary of the date of grant or the date of the following annual meeting of stockholders after the grant date

The Board approved, based on Aon’s assessment of publicly available director compensation data, an amendment to our director compensation policy, which became effective on January 1, 2026. The table below depicts the compensation elements of our amended director compensation policy:

COMPENSATION ELEMENTS – AMENDED NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
Cash Retainers
Annual Cash Retainer	$40,000
Chairperson of Board of Directors	$35,000
Annual Committee Chair Retainer
Audit	$20,000
Compensation	$15,000
Nominating and Corporate Governance	$10,000
Annual Committee Member Retainer
Audit	$10,000
Compensation	$7,500
Nominating and Corporate Governance	$5,000
Equity Awards
Initial Equity Grant	Option to purchase 104,900 shares of common stock, vesting monthly over a three year period
Annual Equity Grant

Option to purchase 55,150 shares of common stock, vesting upon the earlier of the first anniversary of the date of grant or the date of the following annual meeting of stockholders after the grant date

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DIRECTOR COMPENSATION (continued)

DIRECTOR COMPENSATION TABLE

The following table below sets forth summary information regarding the compensation of our non-employee directors for the fiscal year ended December 31, 2025.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)(2)	Total ($)

Thomas E. Hamilton	$46,250	$27,400	$73,650
Jonathan Leff	$47,500	$27,400	$74,900
Frank Thomas	$55,000	$27,400	$82,400
Joseph Truitt	$82,500	$27,400	$109,900
Jeffrey W. Sherman, M.D., FACP	$38,750	$27,400	$66,150

(1)
Reflects the aggregate grant date fair value of each stock option granted in 2025 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). The assumptions made in the calculation of these amounts are included in Note 7 of the Notes to the Consolidated Financial Statements included in our 2025 Annual Report.
(2)
As of December 31, 2025, Dr. Sherman and Messrs. Hamilton, Leff, Thomas and Truitt held options to purchase 54,600, 79,500, 79,500, 87,734 and 79,500 shares of our common stock, respectively.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	17

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with PwC for the Company and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by PwC in 2025 and 2024:

SERVICE	2025	2024

Audit Fees	$799,000	$570,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$2,000	$2,000
Total	$801,000	$572,000

“Audit fees” represents the aggregate fees for professional services rendered for the audit of our consolidated financial statements on Form 10-K, consents for the use of audit reports and reference to the auditor as an expert in our registration statements and professional services rendered for the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are the fees related to our Registration Statements on Form S-3 and Form S-8.

“All other fees” represents payment for access to PwC’s technical accounting and reporting software tools. These fees were approved by the Audit Committee.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2025. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	18

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for the fiscal year 2025, PwC, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Company’s 2025 Annual Report with management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, PwC has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC its independence.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2025 Annual Report.

Audit Committee

Frank Thomas (Chair)

Thomas E. Hamilton

Joseph Truitt

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	19

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

NAME	POSITION	AGE
Carole S. Ben-Maimon, M.D.	President and Chief Executive Officer	67

Michael Celano	Chief Financial Officer and Secretary	67

Gopi Shankar, Ph.D., MBA, FAAPS	Chief Development Officer	55

Russell G. Clayton, DO	Chief Medical Officer	65

Carole S. Ben-Maimon, M.D. — For biographical information for Carole S. Ben-Maimon, M.D., see “Board of Directors — Director Nominees.”

Michael Celano has served as our Chief Financial Officer since May 2020 and as our Secretary since April 2021. Prior to joining the Company, Mr. Celano served as the Chief Financial Officer of The Columbus Organization, a provider of services for individuals with intellectual and developmental disabilities, since January 2020. From May 2019 to January 2020, Mr. Celano performed consulting work. From January 2018 to May 2019, Mr. Celano served as the Chief Operating Officer of formerly Recro Pharma, Inc., and from July 2016 to January 2018, Mr. Celano served as their Chief Financial Officer. Between 2015 and June 2016 Mr. Celano was self-employed providing consulting services to healthcare companies. From 2013 to 2015, Mr. Celano served as Chief Financial Officer of DrugScan, Inc., a clinical laboratory services company. Prior to that, Mr. Celano served as the Chief Financial Officer of Kensey Nash Corporation, a biomaterials company, from 2009 to 2012. From 2004 to 2008, Mr. Celano also served as Chief Financial Officer for BioRexis Pharmaceutical Corporation (“BioRexis”), a biopharmaceutical company. Before joining BioRexis, Mr. Celano served as a partner with KPMG LLP (“KPMG”) where he was co-leader of its National Life Science Practice. Mr. Celano also was co-leader of the Life Science Practice for Arthur Andersen LLP before he joined KPMG. Mr. Celano previously served on the boards of directors of OraSure Technologies, Inc. (“OraSure”), a publicly-traded company specializing in point-of-care diagnostic tests and specimen collection devices, from October 2006 to November 2022, and as the chairman of the board of OraSure from April 2018 to November 2022, and Performance Health, a consumer health care product manufacturing company, from 2015 to 2016. Mr. Celano holds a B.S. in Accounting from St. Joseph’s University.

Gopi Shankar, Ph.D., MBA, FAAPS has served as our Chief Development Officer since February 2023. Before joining the Company, Dr. Shankar served as Vice President and Global Head, Biologics Development Sciences at Janssen Research & Development, Inc. (“Janssen R&D”), a pharmaceutical company of Johnson & Johnson, Inc. (“Johnson & Johnson”) from April 2018 to April 2022, where he led a global, 175-person R&D department that contributed to more than 60 combined investigational new drug applications, biologics license applications, and marketing authorization application filings, after which he undertook a sabbatical from April 2022 to February 2023. Dr. Shankar had also worked as Senior Director and Head, Bioanalytical Sciences and Immunogenicity at Janssen R&D from May 2011 to April 2018. Prior to joining Janssen R&D, Dr. Shankar served as Director, Immune Response Assessment and Research at Centocor Research & Development, Inc., a wholly-owned subsidiary of Johnson & Johnson, from June 2007 to April 2011 where he contributed to multiple regulatory approvals and spearheaded the publication of five multi-author white papers that formed the basis of the FDA and European Medicines Agency guidance on clinical immunogenicity assessment and reporting. Dr. Shankar is a Fellow of the American Association of Pharmaceutical Scientists (“AAPS”) and previously served as the AAPS’ President. Dr. Shankar holds a B.S. in Biology from Saint Mary’s University, an M.S. in Molecular and Cell Biology from Oklahoma State University, a Ph.D. in Immunology from the University of Kentucky and a MBA in Leadership & General Management from Drexel University’s LeBow College of Business.

Russell G. Clayton, DO has served as our Chief Medical Officer since July 2023. Prior to joining the Company, Dr. Clayton served as Principal at Aeremedea, a company providing consulting services, including translational and clinical research, regulatory affairs, medical affairs, and management/operations to companies developing pharmaceuticals, biologics, or medical devices either directly or through clinical research organizations, from April 2017 to July 2023, where he worked with the Company and several other companies as an advisor, contractor, and interim Chief Medical Officer to support the development and commercialization of therapies targeting rare diseases across several therapeutic areas. Dr. Clayton has also served as a member and Chair of the Company’s Scientific Advisory Board since June 2021. From June 2015 to April 2017, Dr. Clayton served as the Chief Medical Officer at Alcresta Therapeutics, Inc. (“Alcresta”), a medical device company. While at Alcresta, Dr. Clayton led clinical development and medical affairs, overseeing the design and execution of pivotal clinical studies as well as developing a medical affairs capability in support of a new product launch. Dr. Clayton previously served in a number of roles at Discovery Laboratories, Inc. (“Discovery”), a pharmaceutical and medical device company, including Senior Vice President, Research and Development from October 2011 to November 2014, Vice President, Research and Development from June 2009 to October 2011, Vice President, Medical and Academic Affairs from September 2007 to June 2009, Vice President, Global Research and Development from May 2006 to September 2007

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	20

EXECUTIVE OFFICERS (continued)

and Vice President of Medical Affairs from December 2005 to April 2006. At Discovery, Dr. Clayton led the scientific and regulatory efforts leading to the marketing authorization of Discovery’s first product. Prior to joining Discovery, Dr. Clayton served as the Director of International Regulatory Affairs and Regional Medical Director, Medical and Scientific Affairs at Merck & Company. Dr. Clayton is a board-certified pediatric pulmonologist and previously served as Attending Pulmonologist at both the Children’s Hospital of Philadelphia, where he was Director of the Asthma Program for the Division of Pulmonary Medicine and Associate Director for the Cystic Fibrosis Center, and St. Christopher’s Hospital for Children in Philadelphia. Dr. Clayton also served as Assistant Professor of Pediatrics at Temple University School of Medicine and the University of Pennsylvania School of Medicine. Dr. Clayton has dedicated his career to improving neonatal and pediatric respiratory and critical care medicine, is published in scientific literature and has presented at universities, hospitals, and medical conferences and otherwise routinely engaged in scientific exchange on the topic of neonatal pulmonary medicine. Dr. Clayton holds a B.A. in Biology from La Salle University and a DO from the Philadelphia College of Osteopathic Medicine.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	21

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers ("NEOs"). In 2025, our NEOs were:

•
Carole S. Ben-Maimon, M.D., our President and Chief Executive Officer;
•
Michael Celano, our Chief Financial Officer and Secretary; and
•
Gopi Shankar, Ph.D., MBA, FAAPS, our Chief Development Officer

Key Aspects of Our 2025 Executive Compensation Program

Substantial Majority of CEO Compensation is Variable and At-Risk

Approximately 81% of our CEO’s 2025 target total direct compensation (consisting of base salary, target annual cash incentive and target fair value of long-term equity incentives, which consisted of stock options, restricted stock units ("RSUs") and performance-based restricted stock units (“PSUs”)) was considered variable and at-risk and approximately 67% of our other NEOs’ 2025 target total direct compensation, on average, was considered variable and at-risk. We consider compensation to be “at-risk” if it is subject to achievement of meaningful pre-set, objective milestone, financial or operating goals, such as in our annual cash incentive program and for our PSUs, or if it depends on stock price appreciation or value, such as in our other long-term equity incentive awards. These high proportions of variable and at-risk compensation enhance the strong link between pay and performance for our CEO and other NEOs and the alignment of their interests with those of the Company and our stockholders.

Additionally, the performance-based metrics that were a part of our annual cash incentive program, together with the performance conditions applicable to our equity-based PSU awards, further enhanced the link between pay and performance for the CEO and our other NEOs. These programs only reward executives for performance based on our achievement of key goals, which strengthens the alignment of the interests of our CEO and other NEOs with those of our stockholders.

Performance-Based Equity

In January 2025, our Compensation Committee, or Board, as applicable, granted PSUs to our NEOs. Our NEOs will earn a percentage of the PSU awards based upon our achievement of certain regulatory milestones, and, in each case, 50% of such earned portion will vest upon the Compensation Committee’s determination of the achievement of such regulatory milestones (the “Achievement Determination Date”) and the remaining 50% will vest upon the one-year anniversary of the Achievement Determination Date.

2025 NEO Equity Compensation: High Proportion Variable and At-Risk

Consistent with the market practice of similar biopharmaceutical companies, and in order to focus executives on growth and increasing stockholder value at this stage of our development, in 2025, each of our NEOs received stock options, PSUs and RSUs. The annual stock option and RSU grants to our NEOs considered the strong success of our continued clinical development and subsequent financings, our NEOs' leadership and their efforts to strengthen the Company with a small team as a small-size public company. The target mix of the annual equity grants was approximately 75% stock options and 25% RSUs. Additionally, in January 2025, our Compensation Committee, or Board, as applicable, granted PSUs to our NEOs. These PSUs, which are separate from our annual equity grants, have the opportunity to vest in connection with specific performance milestones.

Stock options are inherently performance-based, requiring stock price appreciation before there is any value earned, and are a direct and straightforward means of incentivizing our executives. In addition, stock options reward our NEOs for increasing stockholder value over the lengthier term of the option, relative to other forms of equity compensation, which we believe aligns well with the biopharmaceutical development cycle which extends for a number of years. If our stock price does not increase, there is no amount of time that will make a stock option award deliver any value. The RSUs are complementary to the stock options because they have upside potential but deliver some value even during periods of market or stock price underperformance, providing a retention incentive and reinforcing an ownership culture and commitment to the Company. Additionally, the PSUs are complementary to the stock options because the underlying vesting of the PSUs is contingent upon the achievement of certain performance milestones that are focused on the Company's performance goals, providing a balanced incentive structure that aligns our NEOs' performance goals with the Company's performance goals.

Short-Term Annual Cash Incentive: Rigorous, Pre-Set Research, Clinical and Regulatory Milestones, With Annual Incentive Plan Payouts Reflecting Pay for Performance Alignment

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	22

EXECUTIVE COMPENSATION (continued)

At the start of 2025, the Compensation Committee established research, clinical and regulatory milestones and financial goals under our annual performance-based cash incentives. These goals were rigorous, aggressive and challenging, attainable only with strong performance, and took into account the relevant opportunities and risks of our product candidate programs.

In early 2026, the Compensation Committee assessed our performance against our 2025 goals under the annual bonus program. These determinations resulted in the Compensation Committee recommending, and the Board approving, an 86% level of achievement for the Company against our 2025 goals. This performance, which falls below the target level, shows the rigor of our goals and of the Compensation Committee’s challenging performance assessment, and demonstrates the strong pay for performance alignment of our program. The alignment of the executive compensation program is underscored in view of the fact that when achievement of corporate goals is below target levels, as it was in 2025, at 86% of target, payouts are less, and when achievement of corporate goals is above target level, payouts are more.

Peer Group: Appropriate Peer Group to Reference

Consistent with best practices for corporate governance, the Compensation Committee annually reassesses the group of peer companies used as a reference point for evaluating executive compensation. In connection with determining the compensation of our CEO and other executive officers, in September 2024, the Compensation Committee conducted a review of our peer group to ensure its continued appropriateness, and updated the peer group utilized by the Compensation Committee with respect to compensation decisions for 2025. In light of the change in our organizational size and market capitalization, the Compensation Committee revised the peer group selection criteria. The peer group selection criteria were updated to reference a market capitalization range of 1/3x to 3x the Company’s market capitalization and headcount between 20 and 165 employees based on the publicly available data at the time of selection, which resulted in the removal of eight companies and the addition of eight new companies as compared to our 2024 peer group, and resulting in an 19-member compensation peer group.

2025 Support for the Company's Executive Compensation Program

We held our advisory vote on executive compensation at our 2025 Annual Meeting of Stockholders. Although this advisory vote on compensation, known as the "say-on-pay" vote, is advisory and not binding on us, the Compensation Committee and the Board value the opinions of stockholders and review the voting results in connection with their ongoing evaluation of our compensation philosophy and compensation decisions.

At our 2025 Annual Meeting of Stockholders, we received the support of approximately 97.1% of the votes cast on our say-on-pay proposal. The Compensation Committee viewed the results of the vote on our say-on-pay proposal as evidence that a substantial majority of stockholders are aligned with our executive compensation program. The Board and the Compensation Committee will continue to carefully consider the results of any vote on a say-on-pay proposal in the future.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	23

EXECUTIVE COMPENSATION (continued)

2025 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our NEOs during the fiscal years ended December 31, 2025 and December 31, 2024:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)		STOCK AWARDS ($)(1)	PERFORMANCE STOCK AWARDS ($)(1)	OPTION AWARDS ($)(1)	ALL OTHER COMPENSATION ($)		TOTAL ($)

Carole S. Ben-Maimon, M.D.	2025	650,000	307,450	(2)	314,860	346,000	1,889,160	18,953	(3)	3,526,423
President and Chief Executive Officer	2024	600,000	285,000	(4)	278,386	—	1,327,605	20,658	(5)	2,511,649
Michael Celano	2025	505,000	173,720	(2)	118,280	173,000	709,684	18,276	(6)	1,697,960
Chief Financial Officer and Secretary	2024	441,932	167,934	(4)	131,563	—	627,413	15,863	(7)	1,384,705
Gopi Shankar, Ph.D., MBA, FAAPS	2025	466,003	160,305	(2)	80,639	86,500	483,839	16,043	(8)	1,293,329
Chief Development Officer	2024	440,583	167,421	(4)	94,725	—	451,737	10,660	(9)	1,165,126

(1)
Reflects the grant date fair value of the restricted stock units and stock option awards determined in accordance with the FASB ASC Topic 718, disregarding the effect of estimated forfeitures related to service-based vesting. The assumptions made in these valuations are included in Note 7 of the Notes to the Consolidated Financial Statements included in our 2025 Annual Report. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the NEO upon the exercise of the stock options or any sale of the underlying shares of common stock.
(2)
Represents bonus paid in February 2026 based upon 2025 corporate performance, as approved by our Compensation Committee or Board, as applicable.
(3)
Includes the Company’s contribution to a 401(k) plan, a defined contribution plan, of $14,000 and the value of group term life benefits provided by the Company of $4,953.
(4)
Represents bonus paid in February 2025 based upon 2024 corporate performance, as approved by our Compensation Committee or Board, as applicable.
(5)
Includes the Company’s contribution to a 401(k) plan, a defined contribution plan, of $13,800 and the value of group term life benefits provided by the Company of $6,858.
(6)
Includes the Company’s contribution to a 401(k) plan, a defined contribution plan, of $14,000 and the value of group term life benefits provided by the Company of $4,276.
(7)
Includes the Company’s contribution to a 401(k) plan, a defined contribution plan, of $10,520 and the value of group term life benefits provided by the Company of $5,343.
(8)
Includes the Company’s contribution to a 401(k) plan, a defined contribution plan, of $14,000 and the value of group term life benefits provided by the Company of $2,043.
(9)
Includes the Company’s contribution to a 401(k) plan, a defined contribution plan, of $9,625 and the value of group term life benefits provided by the Company of $1,035.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	24

EXECUTIVE COMPENSATION (continued)

NARRATIVE DISCLOSURE TO 2025 SUMMARY COMPENSATION TABLE

The following describes the material factors necessary to understand the compensation disclosed in the Summary Compensation Table above. NEO compensation generally consists of base salary, annual cash bonus opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.

Base Salary

The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions.

For 2025, our Compensation Committee or Board, as applicable, approved increases to base salaries for Dr. Ben-Maimon, Mr. Celano and Dr. Shankar based on factors evaluated by the Compensation Committee, including performance and reference to the third-party market compensation data provided by our compensation consultant, as necessary to be competitive with our peer group. For 2025, the annual base salary rates for Dr. Ben-Maimon, Mr. Celano and Dr. Shankar, and the changes from their 2024 salaries, were as follows:

Name	2025	2024	Change from 2024 Base Salary (%)

Carole S. Ben-Maimon, M.D.	$650,000	$600,000	8%
Michael Celano	$505,000	$447,000	13%
Gopi Shankar, Ph.D., MBA, FAAPS	$466,003	$440,583	6%

Annual Performance-Based Cash Bonus Opportunities

Each of our NEOs’ performance-based cash bonus opportunity is expressed as a percentage of base salary that can be achieved by meeting predetermined corporate and individual performance objectives. Our Compensation Committee annually approves each of the Chief Financial Officer and Chief Medical Officer’s bonus payout for the year, while the Board annually approves, upon recommendation from the Compensation Committee, the CEO’s bonus payout for the year. The performance-based metrics that are a part of our annual cash incentive program enhance the link between pay and performance for the CEO and our other NEOs. In particular, the compensation opportunity under our annual cash program is at risk.

The 2025 annual bonuses for Dr. Ben-Maimon, Mr. Celano and Dr. Shankar were targeted at 55%, 40% and 40% of their respective base salaries. For 2025, they were eligible to earn their annual bonuses pursuant to the achievement of corporate performance goals as previously approved by the Board. These corporate goals primarily included certain advancements in our clinical program, achievement of certain regulatory milestones, raising sufficient capital and certain manufacturing and CMC advances. We met our goal of reaffirming the FDA’s willingness to consider use of FXN as novel surrogate endpoint and confirmed our exposure-response analysis exploring the relationship between nomlabofusp exposures and clinical outcome measures is the type that could support our future Biologics License Application (BLA) submission. In addition in 2025, we met our target goals of completing enrollment of greater than 20 adults in our open label study and enrollment of our first adolescent patient. In addition, we met our goal of obtaining FDA input on the safety data needed for our BLA submission, and achieved certain of our goals as they related to raising capital to achieve business objectives. In January 2026, after considering these achievements, the Compensation Committee recommended, and the Board approved, the 2025 corporate goals at an overall achievement level of 86%. Following a review of the achievement level, our Compensation Committee approved, and, in the case of Dr. Ben-Maimon, our Compensation Committee recommended and our Board approved, 2025 annual cash bonus payments to each of Dr. Ben-Maimon, Mr. Celano and Dr. Shankar in an amount equal to 86% of their respective target bonus amounts, totaling $307,450, $173,720 and $160,305, respectively.

Equity-based Compensation Incentives

The Compensation Committee and the Board designed the long-term incentive equity opportunity to motivate and reward the Company’s executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to stockholders. Our equity-based incentive awards are also designed to align our interests and the interests of our stockholders with those of our NEOs. Our Board or Compensation Committee, as applicable, approves equity grants.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	25

EXECUTIVE COMPENSATION (continued)

Consistent with what we believe to be the prevailing market practice for companies in our industry at our stage of development, we have historically used stock options and RSUs to compensate our NEOs in the form of initial new hire grants in connection with the commencement of employment, and thereafter on an annual basis in connection with our annual executive compensation reviews. The Compensation Committee and the Board structured the mix of equity vehicles and the relative weight assigned to each type of award for the following reasons: 1) to motivate stock price appreciation over the long term through stock options, which deliver value only if the stock price increases, and 2) to ensure some amount of value delivery through the RSUs, which were complementary because they have upside potential but deliver some value even during periods of stock price underperformance, while also reinforcing an ownership culture and commitment to the Company.

In January 2025, our Compensation Committee, or Board, as applicable, granted PSUs to our NEOs as discussed further below. Also, in January 2025, following a review of the achievement level of our 2024 corporate goals and objectives, our Compensation Committee approved, and, in the case of Dr. Ben-Maimon, our Compensation Committee recommended and our Board approved, equity awards to each of Dr. Ben-Maimon, Mr. Celano and Dr. Shankar.

The Compensation Committee’s executive equity award strategy for 2025 focused on providing a market competitive number of stock options, PSUs and RSUs, with the majority of equity awards provided in stock options to ensure that our executives are aligned with stockholder value creation and to ensure that the program reflects pay for performance. The target mix for the value of the annual equity grants was approximately 75% stock options and 25% RSUs. The PSUs granted to our NEOs will vest in connection with specific performance milestones.

In January 2025, our Compensation Committee approved, and, in the case of Dr. Ben-Maimon, our Compensation Committee recommended and our Board approved, the following equity grants for each of our NEOs:

Name	Stock Options - Number of Shares (#)	RSUs - Number of Shares (#)	PSUs - Number of Shares (#)

Carole S. Ben-Maimon, M.D.	546,000	91,000	100,000
Michael Celano	205,111	34,185	50,000
Gopi Shankar, Ph.D., MBA, FAAPS	139,838	23,306	25,000

In the Compensation Committee’s view, stock options are inherently performance-based, requiring stock price appreciation before there is any value earned, and are a direct and straightforward means of incentivizing our NEOs. In addition, stock options reward our NEOs for increasing stockholder value over the lengthier term of the option, relative to other forms of equity compensation, which we believe aligns well with the biopharmaceutical development cycle which extends for a number of years. Each of the option awards will vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following such date, subject to the grantee’s continued service through the applicable vesting dates.

The RSUs vest in four equal annual installments beginning on the first anniversary of the grant date, subject to the grantee’s continued service through the applicable vesting dates.

The PSUs vest pursuant to the successful achievement of two regulatory milestones (each a "Performance Milestone"): (i) the FDA accepts by December 31, 2026, the filing of a Biologics License Application ("BLA") for accelerated approval of nomlabofusp and (ii) the FDA approves our nomlabofusp (CTI-1601) therapy within 12 months of BLA acceptance. Upon the achievement of the first Performance Milestone, 20% of the PSU award will become subject to the vesting terms described below. Upon achievement of the second Performance Milestone, the remaining 80% of the PSU award will become subject to the vesting terms described below. With respect to each Performance Milestone set forth above, upon the Compensation Committee’s determination that the applicable Performance Milestone has been achieved, 50% of the percentage of the Performance-Based Restricted Stock Unit Award subject to such Performance Milestone will vest (the date of such determination, the “Achievement Determination Date”). The remaining 50% of the percentage of the PSU award will vest on the first anniversary of the Achievement Determination Date subject to the grantee’s continued service to the Company. If the first Performance Milestone set forth above is not achieved by December 31, 2026, then the full PSU award will be forfeited.

Other Benefits and Compensation

We currently provide broad-based welfare benefits that are available to all our employees, including our NEOs, including health, dental, life, vision and disability insurance. We maintain a 401(k) plan and our NEOs are eligible to participate in that plan on the

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	26

EXECUTIVE COMPENSATION (continued)

same terms as our other employees generally. These benefits represent a relatively small portion of the total compensation of our NEOs.

We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans. We do not provide any perquisites to our NEOs.

PLEDGING AND HEDGING POLICIES

Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account, all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts and pledging company securities to secure margin or other loans.

CLAWBACK POLICY

In September 2023, we adopted a policy for recoupment of incentive compensation (the “Clawback Policy”) in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards (the “final clawback rules”), which covers our current and former executive officers, including all of our NEOs. Under the Clawback Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Clawback Policy and permitted under the final clawback rules) any cash or equity incentive-based compensation received by any current or former executive officer after the effective date of the Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	27

EXECUTIVE COMPENSATION (continued)

OUTSTANDING EQUITY AWARDS AT FISCAL 2025 YEAR-END

The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our NEOs as of December 31, 2025:

	OPTION AWARDS(1)					RESTRICTED STOCK AWARDS(2)		PERFORMANCE-BASED STOCK AWARDS(3)
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(4)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)

Carole S. Ben-Maimon, M.D.	4/10/2017	133,140	—	11.73	4/10/2027	—	—	—	—
	5/28/2019	61,419	—	11.73	5/28/2029	—	—	—	—
	9/29/2020	411,400	—	11.90	7/16/2030	—	—	—	—
	1/19/2021	106,700	—	19.61	1/19/2031	—	—	—	—
	1/18/2022	178,208	3,792	8.75	1/18/2032	—	—	—	—
	5/10/2022	35,833	4,167	2.92	5/10/2032	—	—	—	—
	1/31/2023	236,979	88,021	4.94	1/31/2033	102,500	390,525	—	—
	1/17/2024	190,109	206,641	4.21	1/17/2034	16,532	62,987	—	—
	1/22/2025	—	546,000	3.46	1/22/2035	91,000	346,710	100,000	381,000
Michael Celano	5/28/2020	60,479	—	11.88	5/28/2030	—	—	—	—
	9/29/2020	84,100	—	11.90	7/16/2030	—	—	—	—
	1/19/2021	42,000	—	19.61	1/19/2031	—	—	—	—
	1/18/2022	78,333	1,667	8.75	1/18/2032	—	—	—	—
	5/10/2022	17,916	2,084	2.92	5/10/2032	—	—	—	—
	1/31/2023	87,500	32,500	4.94	1/31/2033	38,000	144,780	—	—
	1/17/2024	89,843	97,657	4.21	1/17/2034	23,437	89,295	—	—
	1/22/2025	—	205,111	3.46	1/22/2035	34,185	130,245	50,000	190,500
Gopi Shankar, Ph.D., MBA, FAAPS	2/7/2023	127,500	52,500	5.88	2/7/2033	—	—	—	—
	1/17/2024	64,687	36,871	4.21	1/17/2034	16,875	64,294	—	—
	1/22/2025	—	139,838	3.46	1/22/2035	23,306	88,796	25,000	95,250

(1)
These options each generally vest as follows: 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments over the following 36 calendar months, subject to the grantee’s continued service through the relevant vesting date (and in the case of Mr. Celano’s May 28, 2020 award, subject to accelerated vesting upon certain termination events).
(2)
These restricted stock unit awards vest in four equal annual installments beginning on the first anniversary of the grant date, subject to the grantee’s continued service through the relevant vesting date.
(3)
The PSUs vest pursuant to the successful achievement of each a Performance Milestone: (i) the FDA accepts by December 31, 2026, the filing of a BLA for accelerated approval of nomlabofusp and (ii) the FDA approves our nomlabofusp (CTI-1601) therapy within 12 months of BLA acceptance. Upon the achievement of the first Performance Milestone, 20% of the PSU award will become subject to the vesting terms described below. Upon achievement of the second Performance Milestone, the remaining 80% of the PSU award will become subject to the vesting terms described below. With respect to each Performance Milestone set forth above, upon the Compensation Committee’s determination that the applicable Performance Milestone has been achieved, 50% of the percentage of the Performance-Based Restricted Stock Unit Award subject to such Performance Milestone will vest on such Achievement Determination Date. The remaining 50% of the percentage of the PSU award will vest on the first anniversary of the Achievement Determination Date subject to the grantee’s continued service to the Company. If the first Performance Milestone set forth above is not achieved by December 31, 2026, then the full PSU award will be forfeited.
(4)
Based on the closing price of $3.81 for our common stock on December 31, 2025, the last trading date of 2025.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	28

EXECUTIVE COMPENSATION (continued)

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with each of our NEOs:

Employment Agreement with Carole S. Ben-Maimon, M.D. We entered into an employment agreement with Dr. Ben-Maimon, as our President and Chief Executive Officer, on July 31, 2020 to supersede her employment agreement with Chondrial, dated December 1, 2016, and to otherwise establish the terms and conditions of Dr. Ben-Maimon’s employment by the Company. Pursuant to the terms of this agreement, Dr. Ben-Maimon’s initial annual base salary was $470,000 and her target annual bonus opportunity was not less than 50% of her base salary. The Board increased this bonus opportunity percentage to 55% of base salary, effective January 1, 2025.

Employment Agreement with Michael Celano. We entered into an employment agreement with Mr. Celano, as our Chief Financial Officer, on June 1, 2020. Mr. Celano’s period of employment with the Company commenced on May 28, 2020. Pursuant to the terms of this agreement, Mr. Celano’s initial annual base salary was $350,000 and his target annual bonus opportunity was not less than 35% of his base salary. The Compensation Committee increased this bonus opportunity percentage to 40% of base salary, effective January 1, 2022, and such target annual bonus opportunity remains at 40%. In connection with his hiring, on May 28, 2020, Mr. Celano received a stock option grant in respect of 60,479 shares of our common stock (the “Initial Award”), as further described in the table above entitled “Outstanding Equity Awards at Fiscal 2025 Year-End.”

Employment Agreement with Gopi Shankar, Ph.D., MBA, FAAPS. We entered into an employment agreement with Dr. Shankar, as our Chief Development Officer, on February 7, 2023. Pursuant to the terms of this agreement, Dr. Shankar’s initial annual base salary was $425,000 and his target annual bonus opportunity was, and remains at, not less than 40% of his base salary. In connection with his hiring, on February 7, 2023, Dr. Shankar received a stock option grant in respect of 180,000 shares of our common stock, as further described in the table above entitled “Outstanding Equity Awards at Fiscal 2025 Year-End.”

Confidential Information and Invention Agreement

Each of Dr. Ben-Maimon, Mr. Celano and Dr. Shankar have also entered into a standard form agreement with respect to confidentiality of the Company’s proprietary information and assignment of inventions. Among other things, this agreement obligates each of them to refrain from disclosing any of the Company’s proprietary information and to assign to the Company inventions conceived or developed during the course of employment. Such agreement also provides that during the period of such officer’s employment and for one year thereafter, they will not compete with the Company and will not solicit the Company’s employees, contractors, lenders, partners or suppliers.

Severance Rights

Each of Dr. Ben-Maimon, Mr. Celano and Dr. Shankar’s employment agreement provides that, in the event the executive’s employment with the Company ceases for any reason, he or she will be entitled to receive any accrued, unpaid base salary and reimbursement for expenses incurred by the executive, but not yet reimbursed, prior to the date of termination, in accordance with our expense reimbursement policies (the “Accrued Rights”).

If the executive’s employment is terminated without cause or they resign with good reason, then in addition to the Accrued Rights, such executive will be entitled to receive:

•
payment of any earned, unpaid bonus for the immediately preceding calendar year (the “Prior Year Bonus”);
•
monthly severance payments for a period of twelve months, in the case of Dr. Ben-Maimon, and nine months, in the case of Mr. Celano and Dr. Shankar, with each payment equal to one-twelfth of their then in effect base salary;
•
waiver or reimbursement of the premiums for continuation of group health coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for twelve months, in the case of Dr. Ben-Maimon, and nine months, in the case of Mr. Celano and Dr. Shankar; and
•
in the case of Mr. Celano, accelerated vesting of any portion of his Initial Award that then remains outstanding and otherwise unvested.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	29

EXECUTIVE COMPENSATION (continued)

However, if the executive’s employment is terminated without cause or the executive resigns with good reason within one year following a change in control, then in lieu of the severance payments and benefits described above, he or she would instead receive:

•
the Prior Year Bonus;
•
monthly severance payments for eighteen months, in the case of Dr. Ben-Maimon, and twelve months, in the case of Mr. Celano and Dr. Shankar, with each payment equal to one-twelfth the sum of the executive’s then in effect base salary and then in effect target annual bonus;
•
waiver or reimbursement of the premiums for continuation of their group health coverage under COBRA for eighteen months, in the case of Dr. Ben-Maimon, and twelve months, in the case of Mr. Celano and Dr. Shankar; and
•
in the case of Mr. Celano, accelerated vesting of any portion of his Initial Award that then remains outstanding and otherwise unvested.

In each case, the severance payments are conditioned on the executive’s execution and delivery of a general release of claims against the Company and its affiliates in a form prescribed by the Company and on such release becoming irrevocable within 30 days following the executive’s cessation of employment.

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our PEO and other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance measures for each of the last three completed fiscal years.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	30

EXECUTIVE COMPENSATION (continued)

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of our Company.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (“TSR”) (5)	Net Income (Loss) (thousands) (6)

(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$3,526,423	$2,137,100	$1,495,645	$1,046,564	$36.24	$(165,673)
2024	$2,511,649	$2,439,527	$1,274,915	$1,239,951	$35.87	$(80,604)
2023	$3,137,431	$3,261,658	$1,399,936	$1,238,406	$42.17	$(36,949)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Ben-Maimon (our President and Chief Executive Officer) for each of 2023, 2024 and 2025.
(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Ben-Maimon, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Ben-Maimon during the applicable year. Compensation “actually paid” is based on the Summary Compensation Table total compensation figure adjusted to reflect the change in actual value of stock awards (e.g., stock options and restricted equity units) during the covered year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Ben-Maimon’s total compensation for each year to determine the compensation actually paid:

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	31

EXECUTIVE COMPENSATION (continued)

Year	Reported Summary Compensation Table Total for PEO ($)	Less: Reported Value of Equity Awards (a) ($)	Plus: Equity Award Adjustments (b) ($)	Equals Compensation Actually Paid to PEO ($)

(a)	(b)	(c)	(d)	(e)
2025	$3,526,423	$(2,550,020)	$1,160,697	$2,137,100
2024	$2,511,649	$(1,605,991)	$1,533,869	$2,439,527
2023	$3,137,431	$(2,272,433)	$2,396,659	$3,261,658

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the addition of the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year); (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted In Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2025	$1,663,579	$(136,968)	$—	$(365,914)	$—	$—	$1,160,697
2024	$1,170,406	$(282,544)	$—	$646,008	$—	$—	$1,533,869
2023	$2,396,987	$(43,831)	$—	$43,503	$—	$—	$2,396,659

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. For 2023, 2024 and 2025, Mr. Celano and Dr. Shankar are our Non-PEO NEOs.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	32

EXECUTIVE COMPENSATION (continued)

(4)
The dollar amounts reported in column (e) represent the average of “compensation actually paid” to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for our Non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Reported Summary Compensation Table Total for Non- PEO NEOs ($)	Less: Reported Value of Equity Awards (a) ($)	Plus: Equity Award Adjustments (b) ($)	Equals Compensation Actually Paid to Non- PEO NEOs ($)

(a)	(b)	(c)	(d)	(e)
2025	$1,495,645	$(825,971)	$376,890	$1,046,564
2024	$1,274,915	$(652,719)	$617,754	$1,239,951
2023	$1,399,936	$(836,284)	$674,754	$1,238,406

(a)
The grant date fair value of the equity awards represents the average total of the amounts reported in the “Stock Awards” and “Option Awards” columns for the Non-PEO NEOs in the Summary Compensation Table for the applicable year.
(b)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2025	$524,074	$(29,036)	$—	$(135,164)	$—	$—	$376,890
2024	$475,685	$(88,113)	$—	$230,182	$—	$—	$617,754
2023	$670,439	$(2,995)	$—	$7,310	$—	$—	$674,754

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period. The beginning of the measurement period is December 31, 2022 and the end of each of the three measurement periods presented are December 31, 2023, 2024 and 2025. No dividends were paid on stock or option awards in 2023, 2024 or 2025.
(6)
The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	33

EXECUTIVE COMPENSATION (continued)

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

Because we are not a commercial-stage company, we did not have any revenue during the periods presented. Consequently, we have not historically looked to net income (loss) as a performance measure for our executive compensation programs.

Description of the Relationship Between Compensation Actually Paid and Total Shareholder Return

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosures above. As noted above, "compensation actually paid" to our PEO and the average of the compensation actually paid to our non-PEOs with (i) our cumulative Total Stockholder Return and (ii) our net (loss), in each case, for the fiscal years presented in the tables.

Compensation Actually Paid (CAP) and
Cumulative Total Stockholder Return (TSR)
CAP
TSR
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$43.00
$42.00
$41.00
$40.00
$39.00
$38.00
$37.00
$36.00
$35.00
$34.00
$33.00
$32.00
12/31/2023
12/31/2024
12/31/2025
PEO
Avg Non-PEO NEOs
Value of a $100 investment made 31DEC2021

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	34

EXECUTIVE COMPENSATION (continued)

CAP
Compensation Actually Paid (CAP) to Net Loss
Net (Loss)
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$-
$(20,000,000)
$(40,000,000)
$(60,000,000)
$(80,000,000)
$(100,000,000)
$(120,000,000)
$(140,000,000)
$(160,000,000)
$(180,000,000)
12/31/2023
12/31/2024
12/31/2025
PEO
Avg Non-PEO NEOs
Net Loss

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have a formal policy regarding the grant of equity. During 2025, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to our NEOs during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	35

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2024, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

INDEMNIFICATION AGREEMENTS

We have entered or intend to enter into indemnification agreements with each of our directors. These indemnification agreements may require us, among other things, to indemnify our directors for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director in any action or proceeding arising out of his or her service as one of our directors, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.

OTHER TRANSACTIONS

We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain change in control benefits. For a description of these agreements and arrangements with our NEOs, see the section titled “Executive Compensation — Employment Agreements.”

We have also granted stock options to our executive officers and directors, as well as restricted stock units to certain of our executive officers. For a description of these stock options and restricted stock units, see the sections titled “Director Compensation” and “Executive Compensation.”

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Party Transaction Policy that governs the review and approval of related party transactions. The Related Party Transaction Policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to the Related Party Transaction Policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or our stockholders.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	36

EQUITY COMPENSATION PLAN INFORMATION

The following table is a summary of the shares available for grant under the Company’s equity incentive plans as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units and other rights	Weighted- average exercise price of outstanding options and other rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	8,175,772	$6.51	565,802	(3)(4)
Equity compensation plans not approved by security holders(5)	360,000	$4.55	—
Total	8,535,772	$11.06	565,802

(1)
This amount represents the weighted average exercise price for the total number of outstanding stock options. No such value is included for restricted stock units, which do not have an exercise price.
(2)
The equity compensation plan approved by stockholders consists of the Company’s 2020 Equity Incentive Plan (the “2020 Plan”).
(3)
This amount reflects shares available for issuance under the 2020 Plan. The 2020 Plan contains an “evergreen” provision, pursuant to which, on January 1, 2021 and each anniversary of such date thereafter, the maximum number of shares reserved for issuance under the plan is increased by a number equal to the lesser of (i) 4% of the shares issued and outstanding on December 31 of the preceding year and (ii) a smaller number of shares of common stock as determined by the Board.
(4)
Effective January 1, 2026, 3,323,616 shares were added to the 2020 Plan in accordance with the evergreen feature described above, increasing the maximum number of shares of the Company’s common stock that may be issued under the 2020 Plan to 3,889,418 shares. This increase is not reflected in the table above.
(5)
Reflects grants of stock options that were “inducement grants” as defined under Nasdaq Listing Rule 5635(c)(4). For more information about the inducement grants, please see Note 7 of the Notes to the Consolidated Financial Statements included in our 2023 Annual Report.

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of April 3, 2026, except to the extent indicated otherwise in the footnotes, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each NEO identified in the “2025 Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 103,882,937 shares of our common stock outstanding as of April 3, 2026. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options, warrants or other derivative securities of the Company that are currently exercisable or exercisable within sixty days of April 3, 2026 to be outstanding and to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004.

	SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENTAGE

Greater than 5% Stockholders
Entities affiliated with Deerfield Management (1)	35,686,474	34.3%
Blue Owl Capital Holdings LP (2)	8,464,663	8.1%
Millennium Management LLC (3)	5,206,364	5.0%
Named Executive Officers and Directors
Carole S. Ben-Maimon, M.D. (4)	1,890,321	1.8%
Michael Celano (5)	682,242	*
Gopi Shankar (6)	293,690	*
Frank Thomas (7)	92,624	*
Jonathan Leff (8)	—	*
Thomas E. Hamilton (9)	903,731	*
Jeffrey W. Sherman, M.D., FACP (10)	57,294	*
Joseph Truitt (11)	82,250	*
All current executive officers and directors as a group (9 persons) (12)	4,272,092	4.0%

* Less than 1%

1)
Based on a Schedule 13D/A jointly filed with the SEC on March 2, 2026 by Deerfield Private Design Fund III, L.P., Deerfield Healthcare Innovations Fund, L.P., Deerfield Private Design Fund IV, L.P., Deerfield Partners, L.P., Deerfield Mgmt III, L.P., Deerfield Mgmt HIF, L.P., Deerfield Mgmt IV, L.P., Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and James E. Flynn reflecting information as of February 16, 2024, consists of (a) 10,622,928 shares held by Deerfield Private Design Fund III, L.P., (b) 8,153,107 shares held by Deerfield Healthcare Innovations Fund, L.P., (c) 10,622,957 shares held by Deerfield Private Design Fund IV, L.P., (d) 6,207,982 shares held by Deerfield Partners, L.P. and (e) 79,500 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by Jonathan Leff for the benefit, and the direction, of Deerfield Management Company L.P. Deerfield Mgmt IV, L.P. is the general partner of Deerfield Private Design Fund IV, L.P. Deerfield Mgmt HIF, L.P. is the general partner of Deerfield Healthcare Innovations Fund, L.P.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	38

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

Deerfield Mgmt III, L.P. is the general partner of Deerfield Private Design Fund III, L.P. (collectively with Deerfield Healthcare Innovations Fund, L.P. and Deerfield Private Design Fund IV, L.P., the “Deerfield Funds”). Deerfield Management Company, L.P. is the investment manager of the Deerfield Funds. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt IV, L.P., Deerfield Mgmt HIF, L.P., Deerfield Mgmt III, L.P. and Deerfield Management Company, L.P. Deerfield Mgmt IV, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund IV, L.P. Deerfield Mgmt HIF, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Healthcare Innovations Fund, L.P. Deerfield Mgmt III, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund III, L.P. The address of each of Deerfield Private Design Fund IV, L.P., Deerfield Healthcare Innovations Fund, L.P. and Deerfield Private Design Fund III, L.P. is c/o Deerfield Management Company, L.P., 345 Park Avenue South, 12th Floor, New York, New York 10010.

2)
Based solely on a Schedule 13G/A filed with the SEC on February 12, 2026 by Blue Owl Capital Holdings LP reflecting information as of December 31, 2025, consists of 8,464,663 shares of common stock held by Blue Owl Capital Holdings LP, consisting of (i) 6,823,690 shares of common stock and (ii) 1,640,973 shares of common stock issuable upon conversion of Series A Preferred Stock, par value $0.001 per share. The business address for Blue Owl Capital Holdings LP is 399 Park Avenue, New York, New York 10022.
3)
Based solely on a Form 13F filed with the SEC on February 17, 2026 by Millennium Management LLC reflecting information as of December 31, 2025, consists of 5,206,364 shares of common stock held by Millennium Management LLC. The business address of Millennium Management LLC is 399 Park Avenue, New York, New York 10022.
4)
Consists of (i) 115,614 shares directly beneficially owned by Dr. Ben-Maimon, (ii) 1,289,829 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026, (iii) 31,155 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by the Irrevocable Deed of Trust of Carole S. Ben-Maimon for the Benefit of Meadow Lainey Ben-Maimon (“Meadow Trust”), (iv) 31,155 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by the Irrevocable Deed of Trust of Carole S. Ben-Maimon for the Benefit of Olivia Liat Stein (“Olivia Trust”), (v) 31,156 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by the Irrevocable Deed of Trust of Carole S. Ben-Maimon for the Benefit of Ella Bar Stein (“Ella Trust”), (vi) 109,700 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by Irrevocable Deed of Trust of Matzi Ben-Maimon and Carole Ben-Maimon for the Benefit of Joseph Ben-Maimon (“Joseph Trust”), (vii) 109,700 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by Irrevocable Deed of Trust of Matzi Ben-Maimon and Carole Ben-Maimon for the Benefit of Tal Ben-Maimon (“Tal Trust”), (viii) 109,700 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by Irrevocable Deed of Trust of Matzi Ben-Maimon and Carole Ben-Maimon for the Benefit of Sivan Ben-Maimon (“Sivan Trust”), (ix) 31,156 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by Irrevocable Deed of Trust Irrevocable Deed of Trust of Carole Ben-Maimon for the Benefit of Matzi Mark Ben-Maimon (“Matzi Trust”), and (x) 31,156 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 held by Irrevocable Deed of Trust of Carole Ben-Maimon for the Benefit of Romi Aleeza Stein (“Romi Trust”). Dr. Ben-Maimon is the trustee of each of the Meadow Trust, Olivia Trust, Ella Trust, Matzi Trust and Romi Trust. Dr. Ben-Maimon and Matzi Ben-Maimon, Dr. Ben-Maimon’s husband, are trustees of each of the Joseph Trust, Tal Trust and Sivan Trust. Dr. Ben-Maimon disclaims beneficial ownership of the shares held by each of the above named trusts.
5)
Consists of (i) 117,918 shares directly beneficially owned by Mr. Celano and (ii) 564,324 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	39

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

6)
Consists of (i) 22,077 shares directly beneficially owned by Dr. Shankar and (ii) 271,613 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026.
7)
Consists of (i) 7,000 shares directly beneficially owned by Mr. Thomas and (ii) 85,624 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026.
8)
Mr. Leff disclaims beneficial ownership of the shares referred to in footnote 1 above, including 79,500 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 that Mr. Leff, our director, holds for the benefit, and the direction, of Deerfield Management Company.
9)
Consists of (i) 664,798 shares directly beneficially owned by Mr. Hamilton, (ii) 79,500 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026 and (iii) 159,433 shares directly held by Post Edison, LLC. Mr. Hamilton disclaims beneficial ownership of the shares held by Post Edison, LLC except to the extent of his pecuniary interest therein.
10)
Consists of (i) 5,000 shares directly beneficially owned by Mr. Sherman and (ii) 52,294 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026.
11)
Consists of (i) 2,750 shares directly beneficially owned by Mr. Truitt and (ii) 79,500 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026.
12)
Consists of (i) 942,556 shares of common stock and (ii) 3,329,536 shares of common stock issuable upon the exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 3, 2026.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	40

ITEMS TO BE VOTED ON

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING AT THE 2029 ANNUAL MEETING OF STOCKHOLDERS

At the Annual Meeting, our stockholders will vote on the election of the Class III director nominees named in this Proxy Statement as a director, each to serve until our 2029 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Frank Thomas, Carole S. Ben-Maimon, M.D. and Joseph Truitt for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF FRANK THOMAS, CAROLE S. BEN-MAIMON, M.D. AND JOSEPH TRUITT.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	41

ITEMS TO BE VOTED ON (continued)

PROPOSAL 2: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our NEOs, as disclosed in this Proxy Statement, pursuant to Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our NEOs’ compensation. The vote is advisory, and, therefore, is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Compensation Committee will consider the outcome of the "say-on-pay" vote described in this Proposal 2 and the related "say-on-frequency" vote described in Proposal 3 of this Proxy Statement when considering future executive compensation decisions.

Our executive compensation program is designed to attract, motivate and retain our NEOs, who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “2025 Summary Compensation Table” and other related compensation tables and narrative disclosures, which describe the 2025 compensation of our NEOs.

We are asking our stockholders to indicate their support for the compensation of our NEOs as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AT THE ANNUAL MEETING.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	42

ITEMS TO BE VOTED ON (continued)

PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should hold future "say-on-pay" votes. This proposal is commonly known as "say-on-frequency." Stockholders may vote for a frequency of every one, two or three years. The vote on the frequency of the "say-on-pay" vote, just as with the "say-on-pay" vote itself, is advisory, and, therefore, is not binding on the Board, the Compensation Committee, or the Company. However, the Compensation Committee and Board will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of our NEOs. Because this vote is advisory and non-binding, our Board may decide that it is in the best interests of the Company and our stockholders to hold the advisory vote to approve executive compensation more or less frequently.

We currently conduct an advisory vote on the compensation of our NEOs each year. It is the opinion of the Board that the frequency of future advisory stockholder votes on the compensation of our NEOs should be once every year. The Board views the way we compensate our NEOs as an essential part of our strategy to maximize our performance and deliver enhanced value to our stockholders. The Board believes that a vote every year will permit us to focus on developing compensation practices that are in the best long-term interests of our stockholders, while simultaneously giving stockholders the time frame they need to fully evaluate the design and effectiveness of those practices.

Stockholders will not be voting to approve or disapprove of the recommendation of our Board. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to adopt this resolution. If none of the three frequency options receives the vote of the holders of a majority of the votes cast, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes properly cast to be the frequency preferred by our stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE "EVERY YEAR" FOR THE Preferred Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers AT THE ANNUAL MEETING.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	43

ITEMS TO BE VOTED ON (continued)

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR

The Audit Committee of the Board has appointed and engaged PwC to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2026 fiscal year, and to perform audit-related services. PwC has served as our independent registered public accounting firm since 2020.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the 2026 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of PwC to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm, but may ultimately determine to retain PwC as our independent registered public accounting firm.

Representatives of PwC are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	44

ITEMS TO BE VOTED ON (continued)

PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR NINTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 115,000,000 TO 215,000,000

Background

Our Ninth Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), currently authorizes the issuance of 115,000,000 shares of common stock. On April 7, 2026, our Board approved an amendment, subject to approval by our stockholders, to our Certificate of Incorporation to increase the authorized number of shares of common stock from 115,000,000 to 215,000,000 (the "Authorized Shares Charter Amendment"). The proposed Authorized Shares Charter Amendment would not increase or otherwise affect our authorized preferred stock.

Over the past several years, we have used shares of our common stock to, among other things, engage in financings, incentivize and compensate employees and other service providers and for other general corporate purposes. Our Board believes that it is in the best interests of our company and stockholders to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes. The additional shares may be used for various purposes without further stockholder approval, except as may be required in certain cases by law or the Nasdaq rules. The discretion of our Board, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require stockholders to approve such transaction.

Text of Proposed Authorized Shares Charter Amendment

If the stockholders approve this proposal, our Certificate of Incorporation will be amended to increase the number of shares of common stock the Company is authorized to issue from 115,000,000 shares to 215,000,000 shares. The par value of the common stock will remain at $0.001 per share. There will be no change to the number of authorized shares of undesignated preferred stock.

The proposed Certificate of Amendment reflecting the foregoing Authorized Shares Charter Amendment is attached as Appendix A to this Proxy Statement. However, the text of the Authorized Shares Charter Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Authorized Shares Charter Amendment.

Purpose for the Authorized Shares Charter Amendment

We currently do not have any specific plans, arrangements or understandings to issue additional shares of our common stock, except for (i) the issuance of shares of common stock pursuant to our equity incentive plan and (ii) potential issuances pursuant to our sales agreement with Guggenheim Securities, LLC (the "Sales Agreement"), through which we may offer and sell shares of our common stock from time to time in “at-the-market” offerings. Having the additional authorized shares available will provide additional flexibility to use our common stock for business and financial purposes in the future as well as to have sufficient shares available to provide appropriate equity incentives for our employees.

As of April 3, 2026, there were 103,882,937 shares of common stock issued and outstanding, 5,000,000 shares of common stock reserved for issuance upon conversion of the outstanding shares of Series A Convertible Preferred Stock, 4,493,676 shares reserved for issuance pursuant to outstanding equity awards under our equity incentive plans or inducement awards granted pursuant to Nasdaq Listing Rule 5635(c)(4) and 1,588,315 shares reserved for future issuance under our 2020 Plan. Accordingly, after adjusting for shares reserved for issuance under our equity incentive plan and inducement awards, we have only 35,072 shares of common stock available for future issuance out of the 115,000,000 shares of common stock currently authorized as of April 3, 2026.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Our stockholders do not have

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	45

ITEMS TO BE VOTED ON (continued)

preemptive rights with respect to the common stock. Accordingly, should our Board elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase the shares.

Potential Adverse Effects of the Authorized Shares Charter Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Timing and Effect of the Authorized Shares Charter Amendment

The above description of the Authorized Shares Charter Amendment is only a summary and is qualified in its entirety by reference to the complete text of the Authorized Shares Charter Amendment, which is attached to this Proxy Statement as Appendix A. If the proposed Authorized Shares Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Authorized Shares Charter Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the increase of authorized shares of common stock as described in this proposal, the remainder of our Certificate of Incorporation will remain unchanged after effectiveness of the Authorized Shares Charter Amendment. If the proposed Authorized Shares Charter Amendment is not approved by our stockholders, our Certificate of Incorporation will not make such change. In accordance with the DGCL, our Board may elect to abandon the proposed Authorized Shares Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Authorized Shares Charter Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Authorized Shares Charter Amendment.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR NINTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 115,000,000 TO 215,000,000.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	46

ITEMS TO BE VOTED ON (continued)

PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE PROPOSAL 5

In the event that the number of shares of common stock present virtually or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 5 in this Proxy Statement is insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. If our stockholders approve this proposal, we could adjourn the Annual Meeting without a vote on Proposal 5 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposal. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE PROPOSAL 5.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	47

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting, other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2027 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 21, 2026, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2026 Annual Meeting of Stockholders. If we change the date of the 2027 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the tenth day following the day on which public announcement of the date of the meeting was first made in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at our 2027 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination, in writing at Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004 or via email at investors@larimartx.com, no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2027 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than January 19, 2027 and no later than the close of business on February 18, 2027. However, if we change the date of the 2027 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

In addition, to comply with the universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in the timeline provided under our Bylaws.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Secretary, Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	48

OTHER INFORMATION (continued)

HOUSEHOLDING

Stockholders who share a single address may receive only one copy of this Proxy Statement and the 2025 Annual Report, unless we have received contrary instructions from the impacted stockholders. This practice, known as “householding,” is designed to reduce our printing and postage costs and the environmental impact of the Annual Meeting. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of these documents were delivered. If your household received only a single set of our proxy materials and you would like a separate copy, please contact our Chief Financial Officer by calling (844) 511-9056 or in writing to Chief Financial Officer, Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004. If your household received multiple copies of our proxy materials and you would, in the future, prefer to receive only a single copy, please contact our Chief Financial Officer at the address or phone number listed above. Stockholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.

AVAILABILITY OF MATERIALS

Our 2025 Annual Report, including the consolidated financial statements, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the Internet at www.larimartx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004 or at (844) 511-9056. In addition, it is available to beneficial holders of our common stock at http://www.edocumentview.com/LRMR and to record holders of our common stock at http://www.envisionreports.com/LRMR.

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	49

APPENDIX A

CERTIFICATE OF AMENDMENT OF

NINTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

LARIMAR THERAPEUTICS, INC.

Larimar Therapeutics, Inc., a Delaware corporation (the “Corporation”), hereby certifies as follows:

1. The Board of Directors of the Corporation duly adopted resolutions declaring advisable the amendment of the Ninth Amended and Restated Certificate of Incorporation, as amended, of the Corporation (the “Certificate of Incorporation”) set forth in paragraph 3 of this Certificate of Amendment.

2. The amendment to the Certificate of Incorporation set forth in paragraph 3 of this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

3. The Certificate of Incorporation is hereby amended by replacing the first paragraph of Article IV in its entirety to read as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is 220,000,000, of which (i) 215,000,000 shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) 5,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this th day of , 2026.

Larimar Therapeutics, Inc.

By:
Name: Carole S. Ben-Maimon, M.D.
Title: President and Chief Executive Officer

Notice of Annual Meeting of Stockholders and 2026 Proxy Statement	A-1

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PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION (Company logo) Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/LRMR or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LRMRUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2, 4, 5 and 6 for1 YEAR on Proposal 3. 1. Election of Class III Directors for a Three-Year Term Expiring in 2029 01 - Frank Thomas For Withhold 02 - Carole S. Ben-Maimon, M.D. 03 - Joseph Truitt For Withhold For Withhold 2. Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers. 4. Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2026 Fiscal Year. 6. Approval of an Adjournment of the Annual Meeting to the Extent There are Insufficient Votes at the Annual Meeting to Approve Proposal 5. For Against Abstain 3. Approval, on an Advisory Basis, of the Preferred Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers. 5. Approval of an Amendment to our Ninth Amended and Restated Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of our Common Stock from 115,000,000 to 215,000,000. 1 YR 2 YRS 3 YRS Abstain For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 049RTE

The 2026 Annual Meeting of Stockholders of Larimar Therapeutics, Inc. will be held on Tuesday, May 19, 2026, at 8:00 A.M. Eastern time, virtually via live webcast at meetnow.global/MWXPCMG. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/LRMR Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LRMRIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Larimar Therapeutics, Inc. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 19, 2026 Carole S. Ben-Maimon, M.D.; Michael Celano or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Larimar Therapeutics, Inc. to be held on May 19, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as instructed by the undersigned. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees listed, FOR Proposals 2, 4, 5 and 6 and for 1 YEAR on Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.